UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                           AMENDMENT NO. 2 TO FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                         Date of Report: August 4, 2004

                            NuWave Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                    0-28606                 22-3387630
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


           1416 Morris Avenue, Suite 207                         33311
              Union, New Jersey 07083                         (Zip code)
      (Address of principal executive offices)

Registrant's telephone number, including area code:         (908) 851-2470

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)(1) (i) Effective June 30, 2004, NuWave Technologies, Inc. (the "Registrant") dismissed Marcum & Kliegman LLP ("Marcum & Kliegman") as its independent certified public accountants.

                  (ii) Marcum & Kliegman's report on the Registrant's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Marcum & Kliegman expressed substantial doubt about the Registrant's ability to continue as a going concern.

                  (iii) The change of independent accountants was approved by the Registrant's Board of Directors on June 17, 2004.

                  (iv) During the Registrant's most recent fiscal year, as well as the subsequent interim period through June 30, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Marcum & Kliegman did not advise the Registrant of the items specified in paragraphs
(a)(1)(B), (a)(1)(C), (D) or (E) of Item 304 of Regulation S-B.

         (a)(2) On July 2, 2004, the Registrant engaged Weiser LLP ("Weiser") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Weiser on any matters described in paragraph
(a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Weiser.

         (a)(3) The Registrant requested Marcum & Kliegman to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. The letter will be filed by amendment.

ITEM 7.  EXHIBITS

         Exhibit No.   Description
         -----------   -----------
         99.1          Letter Addressed to the SEC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004   NUWAVE TECHNOLOGIES, INC.

                       By:   /s/ George Kanakis
                             ------------------------------------------
                       Name: George Kanakis
                       Its: Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)